UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact name of registrant as specified in its chapter)

New Jersey	000-51371	57-1150621
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(973) 736-9340

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LINC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2024, J. Barry Morrow, Chair of the Board of Directors of Lincoln Educational Services Corporation (the “Company”), notified the Board of Directors (the “Board”) of his decision not to stand for re-election to the Board at the Company’s 2024 Annual Meeting of Shareholders.  Mr. Morrow’s decision not to stand for re-election was not as a result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.  Mr. Morrow will continue to serve as Chair of the Board through his current term expiring at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held in May.

The Board has named current Board member, John A. Bartholdson, as Mr. Morrow’s successor as Board Chair effective immediately following the Annual Meeting.  The Board has also initiated a candidate search for a Board member to fill the vacancy created by Mr. Morrow’s retirement and has determined to temporarily reduce the size of the Board to eight members for the interim period following the Annual Meeting until a Board member has been selected and duly appointed at which time the Board size will be increased.

A copy of the press release issued by the Company on March 15, 2024 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Title

99.1
Press Release, dated March 15, 2024, issued by Lincoln Educational Services Corporation as to the notification by J. Barry Morrow of his decision not to stand for re-election to the Board of Directors and the appointment of John A. Bartholdson as his successor.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: March 15, 2024
	By:	/s/ Alexandra M. Luster
	Name:	Alexandra M. Luster
	Title:	General Counsel